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                                                                   EXHIBIT 10.9

                                  BILL OF SALE

         FOR GOOD CONSIDERATION of Ten ($10.00) and other good an valuable considerations, the receipt and sufficiency of which is hereby acknowledged, and the agreement to assume legal liability for and make all payments and fulfill all obligations under a promissory note in the amount of $10,500.00 USD, bearing interest at 7.85%, and being payable in thirty six (36) monthly installments of $328.82 with the first installment being due on 2/15/99, payable to the order of UNITED COMMUNITY BANK, N. A., HIGHLAND VILLAGE, TEXAS, the undersigned (Seller), hereby sells and transfers to P & A Remediation, LLC., or assigns, (Buyer), the following motor vehicle and personal property:

       One (1) 1995 Jeep Cherokee 4 door vehicle, VIN 1J4FT28SXSL642806,

                       Texas Title No. 00022200047792407

         The Seller warrants it has good title to said property, full authority to sell and transfer same, and that said property is sold free of all liens, claims and encumbrances. Seller warrants it will defend and indemnify Buyer from any adverse claims.
         Signed under seal this 8th day of January, 1999.

                                       P & A REMEDIATION, LLC

/s/ LAURA WALKER                          By: /s/ RICHARD C. SMITH
--------------------------                ---------------------------
Laura Walker                                Richard C. Smith